Exhibit 99.1

N E W S R E L E A S E
Corporate Headquarters 4350 Congress Street Suite 600 Charlotte, NC 28209 U.S.A. www.glatfelter.com

For Immediate Release	Contacts:
	Investors:	Media:
	Ramesh Shettigar	Eileen L. Beck
	(717) 225-2746	(717) 225-2793
	ramesh.shettigar@glatfelter.com	eileen.beck@glatfelter.com

GLATFELTER ANNOUNCES Key Leadership Appointments IN CONNECTION WITH PROPOSED MERGER WITH BERRY’S HEALTH, HYGIENE, AND SPECIALTIES GLOBAL NONWOVENS AND FILMS BUSINESS

~ Kevin M. Fogarty to serve as Non-Executive Chair of the Board of Directors for the proposed newly combined company

~ James M. Till to serve as Executive Vice President, Chief Financial Officer & Treasurer

~ Tarun Manroa to serve as Executive Vice President, Chief Operating Officer

CHARLOTTE, North Carolina – April 11, 2024: Glatfelter Corporation (NYSE: GLT), a leading global supplier of engineered materials, in anticipation of the previously announced proposed merger of the majority of Berry Global’s Health, Hygiene, and Specialties segment to include its Global Nonwovens and Films (“HHNF”) business with Glatfelter, is pleased to announce today key leadership appointments, in addition to the previously announced appointment of Mr. Curt Begle, Berry’s current President of Health, Hygiene & Specialties division, as the Chief Executive Officer of the newly combined company (“NewCo”).

Mr. Kevin M. Fogarty will continue to serve Glatfelter in the role of Non-Executive Chair of the Board of Directors of NewCo. Since August 2022, Kevin has served as the Non-Executive Chair of Glatfelter’s Board of Directors and has been an integral part of Glatfelter’s business since joining the Company’s Board in 2011. Kevin has extensive leadership experience having served as President, Chief Executive Officer and Director of Kraton Corporation, Inc. until his retirement in March 2022. Also, Kevin currently serves as non-executive Chair of the Board of Directors for Ecovyst Inc. (NYSE: ECVT), a leading integrated and innovative global provider of specialty catalysts and services. He is also a director of OPAL Fuels, Inc. (Nasdaq: OPAL), a vertically integrated producer and distributor of renewable natural gas.

Mr. James M. Till (Jim) will be appointed to the role of Executive Vice President, Chief Financial Officer & Treasurer for NewCo, effective upon the closing of the proposed transaction. Jim currently serves as the Executive Vice President and Controller (Principal Accounting Officer) of Berry. Jim joined Berry in 2008 as Director, Corporate Accounting, then progressed to Vice President, Finance & Treasury in 2010, before moving into his current role in 2014. As Executive Vice President, Chief Financial Officer & Treasurer for NewCo, Jim will oversee all finance and accounting functions, including tax, treasury, and planning, and will report directly to Curt Begle, CEO of NewCo.

In addition, Mr. Tarun Manroa will be appointed to the role of Executive Vice President, Chief Operating Officer for NewCo, effective upon the closing of the proposed transaction. Tarun currently serves as the Executive Vice President and Chief Strategy Officer for Berry where he leads the Corporate Development / M&A, Global Procurement, Branding & Marketing, and Sustainability functions. Tarun joined Berry in 2005 in an engineering role and progressed through roles in plant leadership, product management, and supply chain. Prior to his current role, Tarun had P&L responsibilities as the Executive Vice President & General Manager for Berry’s Engineered Materials Division.

“Today’s announcement is the first of several key leadership appointments as the Board of Directors of Berry and Glatfelter, along with Glatfelter’s CEO, Thomas Fahnemann, and I continue to collaborate on designing an organization that best positions NewCo for success by using the combined talents of both organizations. I am very pleased with the prospects of having Kevin Fogarty’s extensive and steadfast leadership experience at the helm of NewCo’s Board of Directors. Also, I am grateful that Jim and Tarun have accepted leadership roles in NewCo as I highly value them for their outstanding leadership skills and deep knowledge of Berry’s HHNF business. I have personally worked with both Jim and Tarun during our combined tenures at Berry and have confidence that they will serve the shareholders of NewCo quite well,” said Mr. Curt Begle, President of Berry’s Health, Hygiene & Specialties division and incoming CEO of NewCo.

Mr. Ramesh Shettigar, Glatfelter’s current Senior Vice President, Chief Financial Officer & Treasurer, along with Mr. Boris Illetschko, Glatfelter’s Senior Vice President, Chief Operating Officer, will continue in their respective roles until the consummation of the proposed transaction. Both Mr. Shettigar and Mr. Illetschko will play a vital role in operating Glatfelter’s business in preparation for the integration of the combined business.

Cautionary Statement Concerning Forward-Looking Statements

Statements in this release that are not historical, including statements relating to the expected timing, completion and effects of the proposed transaction between Berry Global Group, Inc., a Delaware corporation (“Berry”), and Glatfelter Corporation, a Pennsylvania corporation (“Glatfelter” or the “Company”), are considered “forward-looking” within the meaning of the federal securities laws and are presented pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “would,” “could,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “outlook,” “anticipates” or “looking forward,” or similar expressions that relate to strategy, plans, intentions, or expectations. All statements relating to estimates and statements about the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, benefits of the transaction, including future financial and operating results, executive and Board transition considerations, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts are forward-looking statements. In addition, senior management of Berry and Glatfelter, from time to time may make forward-looking public statements concerning expected future operations and performance and other developments.

Actual results may differ materially from those that are expected due to a variety of factors, including without limitation: the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; the risk that Glatfelter shareholders may not approve the transaction proposals; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated or may be delayed; risks that any of the other closing conditions to the proposed transaction may not be satisfied in a timely manner; risks that the anticipated tax treatment of the proposed transaction is not obtained; risks related to potential litigation brought in connection with the proposed transaction; uncertainties as to the timing of the consummation of the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; risks and costs related to the implementation of the separation of the business, operations and activities that constitute the global nonwovens and hygiene films business of Berry (the “HHNF Business”) into Treasure Holdco, Inc., a Delaware corporation and a wholly owned subsidiary of Berry (“Spinco”), including timing anticipated to complete the separation; any changes to the configuration of the businesses included in the separation if implemented; the risk that the integration of the combined company is more difficult, time consuming or costly than expected; risks related to financial community and rating agency perceptions of each of Berry and Glatfelter and its business, operations, financial condition and the industry in which they operate; risks related to disruption of management time from ongoing business operations due to the proposed transaction; failure to realize the benefits expected from the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of the parties to retain customers and retain and hire key personnel and maintain relationships with their counterparties, and on their operating results and businesses generally; and other risk factors detailed from time to time in Glatfelter’s and Berry’s reports filed with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the registration statements, proxy statement/prospectus and other documents that will be filed with the SEC in connection with the proposed transaction. The foregoing list of important factors may not contain all of the material factors that are important to you. New factors may emerge from time to time, and it is not possible to either predict new factors or assess the potential effect of any such new factors. Accordingly, readers should not place undue reliance on those statements. All forward-looking statements are based upon information available as of the date hereof. All forward-looking statements are made only as of the date hereof and neither Berry nor Glatfelter undertake any obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between Berry and Glatfelter. In connection with the proposed transaction, Berry and Glatfelter intend to file relevant materials with the SEC, including a registration statement on Form S-4 by Glatfelter that will contain a proxy statement/prospectus relating to the proposed transaction. In addition, Spinco expects to file a registration statement in connection with its separation from Berry. This communication is not a substitute for the registration statements, proxy statement/prospectus or any other document which Berry and/or Glatfelter may file with the SEC. STOCKHOLDERS OF BERRY AND GLATFELTER ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain copies of the registration statements and proxy statement/prospectus (when available) as well as other filings containing information about Berry and Glatfelter, as well as Spinco, without charge, at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Berry or Spinco will be made available free of charge on Berry’s investor relations website at www.ir.berryglobal.com. Copies of documents filed with the SEC by Glatfelter will be made available free of charge on Glatfelter's investor relations website at www.glatfelter.com/investors.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to sell, subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in Solicitation

Berry and its directors and executive officers, and Glatfelter and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Glatfelter common stock and/or the offering of securities in respect of the proposed transaction. Information about the directors and executive officers of Berry, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth under the caption “Security Ownership of Beneficial Owners and Management” in the definitive proxy statement for Berry’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on January 4, 2024 (www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001378992/000110465924001073/tm2325571d6_def14a.htm). Information about the directors and executive officers of Glatfelter including a description of their direct or indirect interests, by security holdings or otherwise, is set forth under the caption “Security Ownership of Certain Beneficial Owners and Management” in the proxy statement for Glatfelter's 2024 Annual Meeting of Shareholders, which was filed with the SEC on March 26, 2024 (www.sec.gov/ix?doc=/Archives/edgar/data/0000041719/000004171924000013/glt-20240322.htm). In addition, Curt Begle, the current President of Berry’s Health, Hygiene & Specialties Division, will be appointed as Chief Executive Officer, James M. Till, the current Executive Vice President and Controller of Berry, will be appointed as Executive Vice President, Chief Financial Officer & Treasurer, and Tarun Manroa, the current Executive Vice President and Chief Strategy Officer of Berry, will be appointed as Executive Vice President, Chief Operating Officer, of the combined company. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

About Berry

At Berry Global Group, Inc. (NYSE: BERY), we create innovative packaging solutions that we believe make life better for people and the planet. We do this every day by leveraging our unmatched global capabilities, sustainability leadership, and deep innovation expertise to serve customers of all sizes around the world. Harnessing the strength in our diversity and industry-leading talent of over 40,000 global employees across more than 250 locations, we partner with customers to develop, design, and manufacture innovative products with an eye toward the circular economy. The challenges we solve and the innovations we pioneer benefit our customers at every stage of their journey. For more information, visit our website, or connect with us on LinkedIn or Twitter. (BERY-F)

About Glatfelter

Glatfelter is a leading global supplier of engineered materials with a strong focus on innovation and sustainability. The Company’s high-quality, technology-driven, innovative, and customizable nonwovens solutions can be found in products that are Enhancing Everyday Life®. These include personal care and hygiene products, food and beverage filtration, critical cleaning products, medical and personal protection, packaging products, as well as home improvement and industrial applications. Headquartered in Charlotte, NC, the Company’s 2023 revenue was $1.4 billion with approximately 2,980 employees worldwide. Glatfelter’s operations utilize a variety of manufacturing technologies including airlaid, wetlaid and spunlace with fifteen manufacturing sites located in the United States, Canada, Germany, France, Spain, the United Kingdom, and the Philippines. The Company has sales offices in all major geographies serving customers under the Glatfelter and Sontara® brands. Additional information about the Company may be found on our website at www.glatfelter.com or connect with us on LinkedIn.